OPTION AGREEMENT


THIS AGREEMENT made as of the 16th day of April, 2003.


BETWEEN:
	  RUBY RED RESOURCES INC.
          #207, 239  12th Avenue S.W.
          Calgary, Alberta  T2R 0G9

          (the "Optionor")

                                                           OF THE FIRST PART
AND:
          FIRST CYPRESS TECHNOLOGIES, INC.,
          a company duly incorporated pursuant to the laws of the state of Nevada, and having an office at Suite 501, 1281 West Georgia Street, Vancouver,
          British Columbia, V6E 3J7

          (the "Optionee")

                                                          OF THE SECOND PART


WHEREAS:

(a)	The Optionor is the owner of certain mineral claims located in the Fort
        Steele Mining District of B.C., Canada
(b)	The Optionor has agreed to grant an exclusive option to the Optionee to acquire an interest in and to the Property, on the terms and condtions hereinafter set forth;


NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the sum of $1.000 now paid by the Optionee to the Optionor (the receipt of which is hereby acknowledged), the parties agree as follows:

DEFINITIONS

1.	For the purposes of this Agreement the following words and phrases shall have the following meanings, namely:

(a)	"Exploration Expenditures" means the sum of:

(i)     all   costs   of  acquisition and   maintenance  of the  Property, all
        expenditures on the exploration and development of the Property, and all other costs and expenses of whatsoever kind or nature, including those of a capital nature, incurred or chargeable by the ptionee with respect to the exploration of the Property; and

(ii) as compensation for general overhead expenses which the Optionor may incur,an amount equal to 10% of all amounts included in subparagraph(i) in each year but only 5% of such amounts when paid by the Optionor under any contract involving payments by it in excess of $100,000 in one year;

(b)	"Option" means the option to acquire a 70% undivided interest in and to the Property as provided in this Agreement;

(c)	"Option Period" means the period from the date of this Agreement to and including the date of exercise or termination of the Option;

(d)	"Property"  means the  mineral claim  described in Schedule  "A" hereto including any replacement or successor claims,and all mining leases and other mining interests derived from any such claims.Any reference herein to any mineral claim comprising the Property includes any mineral leases or other interests into which such mineral claim may have been converted;

(e)	"Property Rights"means all licenses, permits, easements, rights-of-way, certificates and other approvals obtained by either of the parties either before or after the date of this Agreement and necessary for the exploration of the Property;

(f)	"Shares" means the  up  to  650,000  common shares in the capital of the
        Optionee to be issued to the Optionor pursuant to the exercise of the Option.


REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE OPTIONOR

2.	(a)	The  Optionor  represents and warrants to and covenants with the
        Optionee that:

(i)	it is legally entitled  to hold the Property and the Property Rights and will remain so entitled until the interest of the Optionor in the Property which is subject to the Option has been duly transferred to the Optionee as contemplated hereby;

(ii)	it is, and  at  the time of each transfer to the Optionee of an interest in the mineral Claims comprising the Property pursuant to the exercise of the Option it will be, the recorded holder and beneficial owner of all of the mineral claims comprising the Property free and clear of all liens, charges and claims of others, and no taxes or rentals are or will be due in respect of any of the mineral claims;

(iii)	the mineral claims comprising the  Property  have  been duly and validly located and recorded pursuant to the laws of the jurisdiction in which the Property is situate and are in good standing with respect to all filings, fees, taxes, assessments,work commitments or other conditions on the date hereof and unti the dates set opposite the respective names thereof in Schedule "A";

(iv)	there  are  not  any   adverse   claim  or challenges against  or to the
        ownership of or title to any of the mineral claims comprising the Property, nor to the knowledge of the Optionor is there any basis therefore, and there are no outstanding agreements or options to acquire or purchase the Property or any portion thereof, and no person has any royalty or other interest whatsoever in production from any of the mineral claims comprising the Property;

(v)	no proceedings are pending for, and the Optionor is unaware of any basis for the institution of any proceedings leading to the placing of the Optionor in bankruptcy or subject to any other laws governing the affairs of insolvent persons;

(b) The representations and warranties contained in this section are provided for the exclusive benefit of the Optionee, and a breach of any one or more thereof may be waived by the Optionee in whole or in part at any time without prejudice to its rights in respect of any other breach of the same or any other representation or warranty,and the representations and warranties contained in this section shall survive the execution of this Agreement and of any transfers, assignments, deeds or further documents respecting the Property.

REPRESENTATIONS, WARRANTIES AND COVENANTS OF OPTIONEE

3. 	(a)     The  Optionee  represents and warrants to and covenants with the
         Optionor that:

(i)	it  has  been  duly  incorporated, amalgamated or continued  and validly exists as a corporation in good standing under the laws of its jurisdiction of incorporation, amalgamation or continuation;

(ii)	it is lawfully authorized to hold mineral claims and real property under the laws of the jurisdiction in which the Property is situate;

(iii)	it has duly obtained  all corporate authorizations for the execution of this Agreement and for the performance of this Agreement by it, and the consummation of the transactions herein contemplated will not conflict with or result in any breach of any covenants or agreements contained in, or constitute a default under, or result in the creation of any encumbrance under the provisions of the Articles or the constating documents of the Optionee or any shareholders' or directors resolution, indenture, agreement or other instrument whatsoever to which the optionee is a party or by which it is bound or to which it or the Property may be subject;

(iv)	no proceedings are pending for, and the Optionee is unaware of any basis for the institution of any proceedings leading to, the dissolution or winding up of the Optionee or the placing of the Optionee in bankruptcy or subject to any other laws governing the affairs of insolvent corporations;

(v)     the  Shares  will,  at  the  time  of  delivery to the Optionor, be duly
        authorized   and  validly  allotted  and   issued   as  fully  paid  and
        non-assessable free of any liens, charges or encumbrances;

(b) The representations and warranties contained in this section are provided for the exclusively benefit of the Optionor and a breach of any one or more thereof may be waived by the Optionor in whole or in part at any time without prejudice to its rights in respect of any other breach of the same or any other representation or warranty, and the representations and warranties contained in this section shall survive the execution hereof.

(c)	The parties acknowledge and agree that the certificates representing the
        Shares shall be endorsed with the following legend pursuant to the United States Securities Act of 1933:

        THE  SECURITIES  OFFERED  HEREBY  HAVE  NOT  BEEN  REGISTERED UNDER
        THE  SECURITIES  ACT  OF  1933  (THE "ACT"), AND ARE PROPOSED TO BE
        ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT PROVIDED BY REGULATION S PROMULGATED
        UNDER THE ACT.   UPON  ANY  SALE,  SUCH  SECURITIES  MAY   NOT   BE
        REOFFERED FOR SALE OR RESOLD OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S, PURSUANT TO AN EFFECTIVE REGISTRATION UNDER THE ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE ACT. HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE ACT.


GRANT AND EXERCISE OF OPTION


4. (a) The Optionor hereby grants to the Optionee the sole and exclusive right and option to acquire a 70% undivided interest in and to the Property free and clear of all charges, encumbrances and claims.

(b)     The Option shall be exercised by the Optionee:

(i)	paying  the Optionor $1,000.00 U.S. on the execution of this Agreement, the receipt of which is hereby acknowledged by the Optionor;

(ii)	allotting and issuing to the Optionor, as fully paid and non-assesable, the Shares as follows:

(A)	200,000  shares forthwith upon execution of this Agreement;

(B)	150,000 shares upon the completion of the first phase of an exploration program on the Property on or before the first Anniversary date of this Agreement;

(C)     150,000 shares upon the completion of the second phase of  an
        exploration  program   on the Property  on or before  the second
        Anniversary date of this Agreement.


(D)	150,000 shares upon the completion of the third phase of an exploration program on the Property on or before the third Anniversary date of this Agreement.


(iii)	incurring Exploration Expenditures of $775,000 U.S. on the Property on
        a four-phase exploration program as follows:

(A)	$75,000 U.S. on or before the first Anniversary date of this Agreement.

(B)	a further $150,000 U.S. on or before the  second  Anniversary  date  of this Agreement.

(C)	a further $250,000 U.S. on or before the  third  Anniversary  date   of
        this Agreement.


(D)	a further $300,000 U.S. on or before the  fourth  Anniversary  date  of this Agreement.


In the event that the Optionee spends, in any of the above periods, less than the specified sum, it may pay to the Optionor the difference between the amount it actually spent and the specified sum before the expiry of that penod in full satisfaction of the Exploration Expenditures to be incurred. In the event that the Optionee spends,in any period, more than the specified sum, the excess shall be carried forward and applied to the Exploration Expenditures to be incurred in succeeding periods.

The Option shall be deemed to be exercised upon the Optionee making all payments issuing all shares and incurring all Exploration Expenditures in accordance with this Paragraph 4(b).

(c)	if and when the Option has been exercised, a 70% undivided right, title and interest in and to the Property shall vest in the Optionee free and clear of all charges, encumbrances and claims.


TRANSFER OF PROPERTY

5 .	The  Optionor shall, forthwith  after the exercise of the Option by the
        Optionee, deliver to the Optionee duly executed transfers of the appropriate interest in the Property which shall have been acquired by the Optionee upon exercise of the Option.


RIGHT OF ENTRY

6.	Throughout the Option Period the directors and officers of the Optionee and its servants, agents and independent contractors, shall have the right in respect of the Property to:

(a)	enter thereon;

(b)	have exclusive and quiet possession thereof,

(c)	do  such  prospecting,  exploration,  development and other mining work thereon and thereunder as the Optionee in its sole discretion may determine advisable;

(d)	bring upon and erect upon the Property such buildings, plant, machinery and  equipment  as the Optionee may deem advisable; and

(e)	remove therefrom and dispose of reasonable quantities of ores, minerals and  metals for the purposes of obtaining assays or making other tests.

OBLIGATIONS OF THE OPTIONEE  DURING OPTION PERIOD

7.	During the Option Period the Optionee shall:

(a)	maintain in good standing those minerals claims comprising the Property by the doing and filing of assessment work or the making of payments in lieu thereof, by the payment of taxes and rentals, and the performance of all other actions which may be necessary in the regard and in order to keep such minerals claims free and clear of all liens and other charges arising from the Optionee's activities thereon except those at the time contested in good faith by the Optionee;

(b)	permit the directors, officers, employees and designated consultants of the Optionor, at their own risk and expense, access to the Property at all reasonable times, and the Optionor agrees to indemnify the Optionee against and to save it harmless from all costs, claims, liabilities and expenses that the Optionee may incur or suffer as a result of any
        injury  (including injury causing death)   to  any  director,  officer,
        employee or designated consultant of the Optionor while on the Property;

(c)	do  all work  on  the Property in a good and workmanlike fashion and in accordance with all applicable laws, regulations, orders and ordinances of any governmental authority;

(d)	indemnify  and  save  the  Optionor harmless in respect of any and all costs, claims, liabilities and expenses arising out of the Optionee's activities on the Property, but the Optionee shall incur no obligation hereunder in respect of claims arising or damages suffered after termination of the Option if upon termination of the Option any workings on or improvement to the Property made by the Optionee are left in a safe condition;

(e)	permit  the  Optionor,  at  its  own  expense, reasonable access to the results of the work done on the Property during the last completed calendar year,

(f)	deliver  to the Optionor, forthwith upon receipt thereof, copies of all reports, maps, assay results and other technical data compiled by or prepared at the direction of the Optionee with respect to the Property.

TERMINATION OF OPTION BY OPTIONEE

8.      (a)      The Option shall terminate:

(i)	upon  the   Optionee  failing   to  incur  or  make  any expenditure or
        issuance of shares which must be incurred or made or issued in exercise of the Option; or

(ii)	at any other time, by the Optionee giving notice of such termination to the Optionor.

(b)	If the Option is terminated the Optionee shall:

(i)	leave  in  good  standing for  a  period of at least 12 months from the termination of the Option Period those mineral claims comprising the Property;

(ii)	deliver   or   make  available  at  no  cost  to  the  Optionor  within
        90 days of such termination,all drill core,copies of all reports, maps, assay results and other relevant technical data compiled by, prepared at the direction of, or in the possession of the Optionee with respect to the Property and not theretofore furnished to the Optionor.

(c)	Notwithstanding  the termination of the Option, the Optionee shall have the right, within a period of 180 days following the end of the Option Period, to remove from the Property all buildings, plant, equipment, machinery, tools, appliances and supplies which have been brought upon the Property by or on behalf of the Optionee, and any such property not removed within such 180 day period shall thereafter become the property of the Optionor.




TRANSFERS

9. (a) The Optionee may at any time either during the Option Period or thereafter, sell, transfer or otherwise dispose of all or any portion of its interest in and to the Property and this Agreement provided that any purchaser, grantee or transferee of any such interest shall have first delivered to the Optionor its agreement relating to this Agreement and to the Property, containing:

(i) a covenant to perform all the obligations of the Optionee to be performed under this Agreement in respect of the interest to be acquired by it from the Optionee to the same extent as if this Agreement had been originally executed by such purchaser, grantee or transferee; and

(ii) a provision subjecting any further sale, transfer or other disposition of such interest in the Property and this Agreement or any portion thereof to the restrictions contained in this paragraph (a).

(b)	No  assignment  by  the  Optionee  of any interest less than its entire interest in this Agreement and in the Property shall, as between the optionee and the Optionor, discharge it from any of its obligations hereunder, but upon the transfer by the Optionee of the entire interest at the time held by it in this Agreement, whether to one or more transferees and whether in one or in a nunber of successive transfer, the Optionee shall be deemed to be discharged from all obligations hereunder save and except for the fulfillment of contractual commitment accrued due prior to the date on which the Optionee shall have no further interest in this Agreement.

(c) If the Optionor should receive a bona fide offer from an independent third party (the "Proposed Purchaser")dealing at arms's length with the Optionor to purchase all or a part of its interest in the Property, which offer the Optionor desires to accept, or if the Optionor intends to sell all or a part of its interest in the Property:


(i) The Optionor shall first offer (the "Offer) such interest in writing to the Optionee upon terms no less favourable than those offered by the Proposed Purchaser or intended to be offered by the Optionor, as the case may be.

(ii)	The  Offer shall specify the price, terms and conditions of such sale, the name of the Proposed Purchaser and shall,in the case of an intended offer by the Optionor, disclose the person or persons to whom the Optionor intends to offer its interest and,if the offer received by the Optionor from the Proposed Purchaser provides for any consideration payable to the Optionor otherwise than in cash, the Offer shall include the Optionor's good faith estimate of the cash equivalent of the non-cash consideration.

(iii)	If within a period of 60 days of the receipt of the Offer the Optionee notifies the Optionor in writing that it will accept the Offer, the Optionor shall be bound to sell such interest to the Optionee on the
        terms  and  conditions of the Offer.   If the Offer so accepted by the
        Optionee contains the Optionor's good faith estimate of the cash equivalent of the non-cash consideration as aforesaid, and if the Optionee disagrees with the Optionor's best estimate,the Optionee shall so notify the Optionor at the time of acceptance and the Optionee shall, in such notice, specify what it considers,in good faith, the fair cash equivalent to be resulting purchase price. If the Optionee so notifies the Optionor, the acceptance by the Optionee shall be effective and binding upon the Optionor and the Optionee, and the cash equivalent of any such non-cash consideration shall be determinated by binding arbitration and shall be payable by the Optionee, subject to prepayment as hereinafter provided, within 60 days following its determination by arbitration.The Optionee shall in such case pay to the Optionor,against receipt of an absolute transfer of clear and unencumbered title to the interest of the Optionor being sold, the total purchase price which is specified in its notice to the Optionor and such amount shall be credited to the amount determinated following arbitration of the cash equivalent of any non-cash consideration.

(iv) If the Optionee fails to notify the Opfionor before the expiration of the time limited therefor that it will purchase the interest offered, the Optionor may sell and transfer such interest to the Proposed Purchaser at the price and on the terms and conditions specified in the Offer for a period of 60 days, but the terms of this paragraph shall again apply to such interest if the sale to the Proposed Purchaser is not completed within such 60 days.

(v)    Any  sale  hereunder shall  be  conditional  upon the Proposed Purchaser
       delivering  a written  undertaking   to  the  Optionee,  in  form  and
       substance   satisfactory to  its counsel,  to  be bound by the terms and conditions of this Agreement.


SURRENDER OF PROPERTY INTERESTS PRIOR TO TERMINATION OF AGREEMENT

10.	The Optionee may at any time during the Option Period elect to abandon any one or more of the mineral claims comprised in the Property by giving notice to the Optionor of such intention. Any claims so abandoned shall be in good standing under the laws of the jurisdiction in which they are situated for at least 12 months from the date of abandonment. Upon any such abandonment, the mineral claims so abandoned shall for all purposes of this Agreement cease to form part of the Property and, if title to such claims has been transferred to the Optionee the Optionee shall retransfer such title to the Optionor at the Optionee's expense.


FORCE MAJEURE

11. (a) If the Optionee is at any time either during, the Option Period or thereafter prevented or delayed in complying with any provisions of this Agreement by reason of strikes,lock-outs, labour shortages, power shortages, fuel shortages, fires, wars, acts of God, governmental regulations restricting normal operations,shipping delays or any other reason or reasons,other than lack of funds, beyond the control of the Optionee, the time limited for the performance by the Optionee of its obligations hereunder shall be extended by a period of time equal in length to the period of each such prevention or delay, but nothing herein shall discharge the Optionee from its obligations hereunder to maintain the Property in good standing;

(b)	 The Optionee shall give prompt notice to the Optionor of each event of force majeure and upon cessation of such event shall furnish to the Optionor with notice to that effect together with particulars of the number of days by which the obligations of the Optionee hereunder have been extended by virtue of such event of force majeure and all preceding events of force majeure.

CONFIDENTIAL INFORMATION

12.	 No  information furnished by the Optionee to the Optionor hereunder in respect of the activities carried out on the Property by the Optionee, or related to the sale of minerals, ore, bullion or other product derived from the Property, shall be published or disclosed by the Optionor without the prior written consent of the Optionee, but such consent in respect of the reporting of factual data shall not be unreasonably withheld, and shall not be withheld in respect of information required to be publicly disclosed pursuant to applicable securities or corporation laws, regulations or policies.


ARBITRATION

13.      (a)     All questions or matters in dispute under this Agreement shall be submitted to arbitration pursuant to the terms  hereof.

(b)	 It  shall be a condition precedent to the right of any party to submit any matter to arbitration to the provisions hereof, that any party intending to refer any matter to arbitration shall have given not less than 10 days prior notice of its intention to do so to the other party together with particulars of the matter in dispute. On the expiration of such 10 days, the party who gave such notice may proceed to refer the dispute to arbitration as provided in paragraph (c).

(c)	 The party desiring arbitration shall appoint one arbitrator, and shall notify the other party of such appointment, and the other party shall, within 15 days after receiving such notice, either consent to the
         appointment  of   such   arbitrator   which   shall then carry out the
         arbitration or appoint an arbitrator,and the two arbitrators so named, before proceeding to act, shall, within 30 days of the appointment of the last appointed arbitrator, unanimously agree on the appointment of a third arbitrator to act with them and be chairman of the arbitration
         herein  provided  for.   If the other party shall fail to appoint an
         arbitrator within 15 days after receiving notice of the appointment of the first arbitrator, the first arbitrator shall be the only arbitrator. If the two arbitrators appointed by the parties shall be able to agree on the appointment of the chairman, the chairman
         shall  be  appointed   under  the  provisions  of   the   Commercial
         Arbitration Act of British Columbia.Except as specifically otherwise provided in this section, the arbitration herein provided for shall be conducted in accordance with such Act.The chairman,or in the case where only one arbitrator is appointed, the single arbitrator, shall fix a time and place in Vancouver,British Columbia, for the purpose of hearing the evidence and representations of the parties, and he shall preside over the arbitration and determine all questions of procedure
         not provided for under such Act or this section.   After hearing any
         evidence and representations that the parties may submit,the single arbitrator or the arbitrators,as the case may be, hall make an award and reduce the same to writing, and deliver one copy thereof to each
         of  the  parties.   The expense of the arbitration shall be paid as
         specified in the award.

(d)	 The parties agree that the award of a majority of the arbitrators,  or in the case of a single arbitrator, of such arbitrator, shall be final and binding upon each of them.


DEFAULT

14.     If at any time  during  the Option Period the Optionee is in default of
        any   provision   in  this   Agreement  (other  than  the provisions of
        subparagraph 4(b) for which no notice of default need be given), the Optionor may terminate this Agreement but only if:

(a)	it  shall  have  first  given  to  the  Optionee  a  notice  of default containing particulars of the obligation which the Optionee has not performed, or the warranty breached; and

(b)	the Optionee has not, within 45 days following delivery of such notice of default, to cured such default or commenced proceedings to cure such default by appropriate payment or perfomance, the Optionee hereby agreeing that should it so commence to cure any default it will prosecute the same to completion without undue delay.

Should the Optionee fail to comply with the provision of subparagraph (b), the Optionor may thereafter terminate this Agreement by giving notice thereof to the Optionee.


NOTICES

15.	Each  notice, demand or other communication required or permitted to be given under this Agreement shall be in writing and shall be delivered, telegraphed or telecopied to such party at the address for such party specified above. The date of receipt of such notice, demand or other communication shall be the date of delivery thereof if delivered or telegraphed or, if given by telecopier, shall be deemed conclusively to be the next business day. Either party may at any time and fiom time to time notify t he other arty in writing of a change of address and the new address to which notice shall be given to it thereafter further change.


GENERAL

16.	(a)   This Agreement shall supersede and replace any other agreement or arrangement whether oral or written, heretofore existing between the parties in respect of the subject matter of this Agreement.

(b)	No  consent  or waiver  expressed or implied by either party in respect of any breach or default by the other in the performance by such other of its obligations hereunder shall be deemed or construed to be a consent to or a waiver of any other breach or default.

(c) The parties shall promptly execute or cause to be executed all documents, deeds,conveyances and other instruments of further assurance and do such further and other acts which may be reasonably necessary or advisable to carry out fully the intent of this Agreement or to record wherever appropriate the respective interest from time to time of the parties in the Property.

(d)    This  Agreement  shall  enure  to the benefit of and be binding upon the
       parties  and   their respective successors and permitted assigns.

(e) This Agreement shall be governed by and construed in accordance with the laws of Bntish Columbia.

(f)    Time shall be of the essence in this Agreement.

(g) Wherever the neuter and singular is used in this Agreement it shall be deemed to include the plural, masculine and feminine as the case may be.

(h) Except where otherwise provided herein, any reference in this Agreement to currency shall be deemed to be Canadian currency.



IN WITNESS WHEREOF the parties hereto have executed this Agreement as of the day and year first above written.

SIGNED, SEALED AND DELIVERED      )
BY                                )
in the presence of:               )
                                  )   /s/ Adam Scott
       /s/ Glen Diduck            )
_________________________________ )_________________________________________
Signature		          )  Signature
          Glen Diduck             )
_________________________________ )
Name                              )
 1603  10th Ave SW, Calgary, AB   )
                      T3C 0S7     )
__________________________________)
Address				  )


THE COMMON SEAL OF
FIRST CYPRESS TECHNOLOGIES, INC.
was hereunto affixed in the
presence of:

  /s/ Robert Rosner
________________________________	C/S
Authorized Signatory


SCHEDULE "A"


Located Mineral Claims